AMERICAN PERFORMANCE FUNDS
Supplement dated September 11, 2008
to the following Prospectuses, each dated January 1, 2008, as amended:
Bond Funds
Equity Funds
Money Market Funds — Administrative Shares
Money Market Funds — Institutional Shares
Money Market Funds — Select Shares
Money Market Funds — Service Shares
The immediately following supplementary information applies only to the Money Market Funds Prospectus for Select Shares:
Select Class Shares of the American Performance U.S. Treasury Fund and the American Performance Cash Management Fund are currently not available for sale.
The remaining supplementary information applies to all Prospectuses identified above:
AXIA Investment Management, Inc., the American Performance Funds’ investment adviser and administrator changed its name to “Cavanal Hill Investment Management, Inc.” on June 18, 2008. All references to “AXIA Investment Management” in the Prospectuses are hereby replaced with “Cavanal Hill Investment Management.”
The American Performance Funds intends to change its name to “Cavanal Hill Funds” effective on or about December 1, 2008.
The following disclosure is added to the end of the section entitled “Investment Management — Investment Adviser” in each Fund’s prospectus.
Legal and Regulatory Matters
On September 26, 2006, BISYS Fund Services, Inc., an affiliate of BISYS Fund Services Ohio, Inc. (collectively, “BISYS”),1 which provides various services to the American Performance Funds (the “Funds”) as described above, reached a settlement with the Securities and Exchange Commission (the “SEC”) related to BISYS Fund Services, Inc.’s past marketing arrangements with advisers to certain of its mutual fund clients (the “SEC/BISYS Matter”). AXIA Investment Management did have marketing arrangements with BISYS in connection with the Funds, but those arrangements were terminated in 2004. In October 2006, AXIA Investment Management informed the Funds that the SEC Examination staff was initiating a special examination of AXIA Investment Management, focusing on the subjects of the SEC/BISYS Matter.
On April 7, 2008, AXIA Investment Management and its parent, BOK, received a notice from the regional office of the SEC in Los Angeles indicating that the staff is considering recommending that the SEC bring a civil injunctive action against AXIA Investment Management and BOK for possible violations of the federal securities laws in connection with the SEC/BISYS Matter. If such a civil action were to be brought and if it were to result in certain outcomes adverse to AXIA Investment Management, AXIA Investment Management and its affiliates could be barred from serving as adviser or principal underwriter of the Trust.
AXIA Investment Management, BOK and the Funds have been cooperating fully with the SEC in connection with these matters. Additionally, AXIA Investment Management and BOK, in cooperation with a special review committee of the Trustees of the Funds, conducted a review of this matter and took steps to protect the interests of shareholders of the Funds. In August 2007, the Trustees of the Funds and AXIA Investment Management agreed to a full settlement (the “Settlement”) of the subjects of the SEC/BISYS Matter and the BISYS marketing arrangements before AXIA Investment Management became administrator of the Funds in 2004. Under the Settlement, AXIA Investment Management agreed to pay the Funds $2,232,000 and the Funds regard the matter as fully resolved.
More information about this matter is included in the Funds’ SAI under the heading “Legal and Regulatory Matters.”

[1]	Effective August 2, 2007, BISYS Fund Services Ohio, Inc. was re-named Citi Fund Services Ohio, Inc. (“Citi Fund Services”) in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A.
This supplement compiles multiple supplements previously issued to the Funds’
prospectuses.